Exhibit 10.09
THE FEDERAL HOME LOAN BANK
OF NEW YORK
BENEFIT EQUALIZATION PLAN
Effective as of
January 1, 1988
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BENEFIT EQUALIZATION PLAN
INTRODUCTION
The adoption of this Benefit Equalization Plan has been authorized by the Board of Directors of The Federal Home Loan Bank of New York (the “Bank”) solely for the purpose of providing benefits to certain employees of the Bank which would have been payable under the Regulations governing the Comprehensive Retirement Program of the Financial Institutions Retirement Fund, as they may be from time to time amended and as adopted by the Bank, but for the limitations placed on benefits for such employees by Sections 401(a)(17) and 415 of the Internal Revenue Code of 1954, as amended from time to time, or any successor thereto (“IRC”).
This Plan is intended to constitute an unfunded “excess benefit plan” as defined in Section 3(36) of the Employee Retirement Income Security Act of 1974 and to provide certain other supplemental benefits for employees whose compensation exceeds the limit contained in IRC Section 401(a)(17). All benefits payable under this Plan shall be paid solely out of the general assets of the Bank. No benefits under this Plan shall be payable by the Financial Institutions Retirement Fund or from its assets.
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Article 1. Definitions
When used in the Plan, the following terms shall have the following meanings:
1.01 “Actuary” means the independent consulting actuary retained by the Bank to assist the Committee in its administration of the Plan.
1.02 “Bank” means The Federal Home Loan Bank of New York and each subsidiary or affiliated company thereof which participates in the Plan.
1.03 “Beneficiary” means the beneficiary or beneficiaries designated in accordance with Article 5 of the Plan to receive the benefit, if any, payable upon the death of a member of the Plan.
1.04 “Board of Directors” means the Board of Directors of the Bank.
1.05 “Committee” means the Administrative Committee appointed by the Board of Directors to administer the Plan.
1.06 “Effective Date” means January 1, 1988.
1.07 “Fund” means the Financial Institutions Retirement Fund, a qualified and tax-exempt pension plan and trust under Sections 401(a) and 501(a) of the IRC.
1.08 “IRC” means the Internal Revenue Code of 1954, as amended from time to time, or any successor thereto.
1.09 “Member” means any person included in the membership of the Plan as provided in Article 2.
1.10 “Plan” means The Federal Home Loan Bank of New York Benefit Equalization Plan, as set forth herein and as amended from time to time.
1.11 “Regulations” means the Regulations governing the Comprehensive Retirement Program of the Fund as from time to time amended, and as adopted by the Bank.
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Article 2. Membership
2.01 Each employee of the Bank who is included in the membership of the Fund shall become a member of the Plan on the earliest date on which he, or his beneficiary, would have been entitled to receive a benefit under Section 3.01 of the Plan had he become a retirant of the Fund, or died in active service, on such date.
2.02 If, on the date that payment of a member’s benefit from the Fund commences, the member is not entitled under Section 3.01 below to receive a benefit under the Plan, his membership in the Plan shall terminate on such date.
2.03 A benefit shall be payable under the Plan to or on account of a member only upon the member’s retirement, death or other termination of employment with the Bank.
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Article 3. Amount and Payment of Benefits
3.01 The amount, if any, of the annual benefit payable to or on account of a member pursuant to the Plan shall equal the excess of (i) over (ii), as determined by the Committee, where:
(i) is the annual benefit (as calculated by the Fund on the basis of the form of payment elected under the Regulations by the member) that would otherwise be payable to or on account of the member by the Fund under the Regulations if the provisions of the Regulations were administered without regard to the limitations imposed by Sections 401(a)(17) and 415 of the IRC; and
(ii) is the annual benefit (as calculated by the Fund on the basis of the form of payment elected under the Regulations by the member) that is payable to or on account of the member by the Fund under the Regulations after giving effect to any reduction of such benefit required by regulation limitations imposed by Sections 401(a)(17) and 415 of the IRC.
For purposes of this Section 3.01, “annual benefit” includes any “Active Service Death Benefit,” “Retirement Adjustment Payment,” “Annual Increment” and “Single Purchase Fixed Percentage Adjustment” which the Bank elected to provide its employees under the Regulations.
3.02 Unless the member elects an optional form of payment under the Plan pursuant to Section 3.03 below, the annual benefit, if any, payable to or on account of a member under Section 3.01 above, shall be converted by the Actuary and shall be payable to or on account of the member in the “Regular Form” of payment, utilizing for that purpose the same actuarial factors and assumptions then used by the Fund to determine actuarial equivalence under the Regulations. For purposes of the Plan the “Regular Form” of payment means an annual benefit payable for the member’s lifetime and the death benefit described in Section 3.04 below.
3.03(a) A member may, with the consent of the Committee, elect in writing to have the annual benefit, if any, payable to or on account of a member under Section 3.02 above, converted by the Actuary to any optional form of payment then permitted under the Regulations except that no benefit under the Plan may be paid in the form of a lump sum settlement. The Actuary shall utilize for the purpose of that conversion the same actuarial factors and assumptions then used by the Fund to determine actuarial equivalence under the Regulations.
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(b) If a member who had elected an optional form of payment under this Section 3.03 dies after the date his benefit payments under the Plan had commenced, the only death benefit, if any, payable under the Plan in respect of said member shall be the amount, if any, payable under the optional form of payment which the member had elected under the Plan. If a member who had elected an optional form of payment under this Section 3.03 dies before the date his benefit payments under the Plan commence, his election of an optional form of benefit shall be inoperative.
(c) An election of an optional form of payment under this Section 3.03 may be made only on a form prescribed by the Committee and filed by the member with the Committee prior to the commencement of payment of his benefit under Section 4.02 below.
3.04 Upon the death of a member who had not elected an optional form of payment under Section 3.03 above, a death benefit shall be paid to the member’s beneficiary in a lump sum equal to the excess, if any, of (i) over (ii), where
(i)	is an amount equal to 12 times the annual benefit, if any, payable under Section 3.02 above, and

(ii)	is the sum of the benefit payments, if any, which the member had received under the Plan.
3.05 If a member to whom an annual benefit is payable under the Plan dies before commencement of the payment of his benefit, the death benefit payable under Section 3.02 shall be payable to the member’s beneficiary as if the payment of the member’s benefit had commenced on the first day of the month in which his death occurred.
3.06 If a member is restored to employment with the Bank after payment of his benefit under the Plan has commenced, all payments under the Plan shall thereupon be discontinued. Upon the member’s subsequent retirement or termination of employment with the Bank, his benefit under the Plan shall be recomputed in accordance with Sections 3.01 and 3.02, but shall be reduced by the equivalent value of the amount of any benefit paid by the Plan in respect of his previous retirement or termination of employment, and such reduced benefit shall be paid to such member in accordance with the provisions of the Plan. For purposes of this Section 3.06, the equivalent value of the benefit paid in respect of a member’s previous retirement or termination of employment shall be determined by the Actuary utilizing for that purpose the same actuarial factors and assumptions then used by the Fund to determine actuarial equivalence under the Regulations.
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Article 4. Source and Method of Payments
4.01 All payments of benefits under the Plan shall be paid from, and shall only be a general claim upon, the general assets of the Bank, notwithstanding that the Bank, in its discretion, may establish a bookkeeping reserve or a grantor trust (as such term is used in Sections 671 through 677 of the IRC) to reflect or to aid it in meeting its obligations under the Plan with respect to any member or prospective member or beneficiary. No benefit whatever provided by the Plan shall be payable from the assets of the Fund. No member shall have any right, title or interest whatever in or to any investments which the Bank may make or any specific assets which the Bank may reserve to aid it in meeting its obligations under the Plan.
4.02 All annual benefits under the Plan shall be paid in monthly installments commencing on the first day of the month next following the member’s retirement date under the Regulations, except that no benefit shall be paid prior to the date benefits under the Plan can be definitely determined by the Committee.
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Article 5. Designation of Beneficiaries
5.01 Each member of the Plan may file with the Committee a written designation of one or more persons as the beneficiary who shall be entitled to receive the amount, if any, payable under the Plan upon his death. A member may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the member’s death, and in no event shall it be effective as of a date prior to such receipt.
5.02 If no such beneficiary designation is in effect at the time of a member’s death, or if no designated beneficiary survives the member, or if, in the opinion of the Committee, such designation conflicts with applicable law, the member’s estate shall be deemed to have been designated his beneficiary and shall be paid the amount, if any, payable under the Plan upon the member’s death. If the Committee is in doubt as to the right of any person to receive such amount, the Committee may retain such amount, without liability for any interest thereon, until the rights thereto are determined, or the Committee may pay such amount into any court of appropriate jurisdiction and such payment shall be a complete discharge of the liability of the Plan and the Bank therefor.
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Article 6. Administration of the Plan
6.01 The Board of Directors has delegated to the Benefits Equalization Plan Committee, subject to those powers which the Board has reserved as described in Article 7 below, general authority over and responsibility for the administration and interpretation of the Plan. The Committee shall have full power and authority to interpret and construe the Plan, to make all determinations considered necessary or advisable for the administration of the Plan and any trust referred to in Article 4 above, and the calculation of the amount of benefits payable thereunder, and to review claims for benefits under the Plan. The Committee’s interpretations and constructions of the Plan and its decisions or actions thereunder shall be binding and conclusive on all persons for all purposes.
6.02 If the Committee deems it advisable, it shall arrange for the engagement of the Actuary, and legal counsel and certified public accountants (who may be counsel or accountants for the Bank), and other consultants, and make use of agents and clerical or other personnel, for purposes of the Plan. The Committee may rely upon the written opinions of such Actuary, counsel, accountants and consultants, and upon any information supplied by the Fund for purposes of Section 3.01 of the Plan, and delegate to any agent or to any subcommittee or Committee member its authority to perform any act hereunder, including without limitations those matters involving the exercise of discretion; provided, however, that such delegation shall be subject to revocation at any time at the discretion of the Committee. The Committee shall report to the Board of Directors, or to a committee designated by the Board, at such intervals as shall be specified by the Board or such designated committee, with regard to the matters for which it is responsible under the Plan.
6.03 The Committee shall consist of at least three individuals, each of whom shall be appointed by, shall remain in office at the will of, and may be removed, with or without cause, by the Board of Directors. Any Committee member may resign at any time. No Committee member shall be entitled to act on or decide any matters relating solely to such member or any of his rights or benefits under the Plan. The Committee member shall not receive any special compensation for serving in such capacity but shall be reimbursed for any reasonable expenses incurred in connection therewith. No bond or other security need be required of the Committee or any member thereof in any jurisdiction.
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6.04 The Committee shall elect or designate its own Chairman, establish its own procedures and the time and place for its meetings and provide for the keeping of minutes of all meetings. Any action of the Committee may be taken upon the affirmative vote of a majority of the members at a meeting or, at the direction of its Chairman, without a meeting by mail or telephone, provided that all of the Committee members are informed in writing of the vote.
6.05 All claims for benefits under the Plan shall be submitted in writing to the Chairman of the Committee. Written notice of the decision on each such claim shall be furnished with reasonable promptness to the member or his beneficiary (the “claimant”). The claimant may request a review by the Committee of any decision denying the claim in whole or in part. Such request shall be made in writing and filed with the Committee within 30 days of such denial. A request for review shall contain all additional information which the claimant wishes the Committee to consider. The Committee may hold any hearing or conduct any independent investigation which it deems desirable to render its decision and the decision on review shall be made as soon as feasible after the Committee’s receipt of the request for review. Written notice of the decision on review shall be furnished to the claimant. For all purposes under the Plan, such decisions on claims (where no review is requested) and decisions on review (where review is requested) shall be final, binding and conclusive on all interested persons as to all matters relating to the Plan.
6.06 All expenses incurred by the Committee in its administration of the Plan shall be paid by the Bank.
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Article 7. Amendment and Termination
The Board of Directors may amend, suspend or terminate, in whole or in part, the Plan without the consent of the Committee, any member, beneficiary or other person, except that no amendment, suspension or termination shall retroactively impair or otherwise adversely affect the rights of any member, beneficiary or other person to benefits under the Plan which have accrued prior to the date of such action, as determined by the Committee in its sole discretion. The Committee may adopt any amendment or take any other action which may be necessary or appropriate to facilitate the administration, management and interpretation of the Plan or to conform the Plan thereto, provided any such amendment or action does not have a material effect on the then currently estimated cost to the Bank of maintaining the Plan.
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Article 8. General Provisions
8.01 The Plan shall be binding upon and inure to the benefit of the Bank and its successors and assigns and the members, and the successors, assigns, designees and estates of the members. The Plan shall also be binding upon and inure to the benefit of any successor organization succeeding to substantially all of the assets and business of the Bank, but nothing in the Plan shall preclude the Bank from merging or consolidating into or with, or transferring all or substantially all of its assets to, another organization which assumes the Plan and all obligations of the Bank hereunder. The Bank agrees that it will make appropriate provision for the preservation of members’ rights under the Plan in any agreement or plan which it may enter into to effect any merger, consolidation, reorganization or transfer of assets. Upon such a merger, consolidation, reorganization, or transfer of assets and assumption of Plan obligations of the Bank, the term “Bank” shall refer to such other organization and the Plan shall continue in full force and effect.
8.02 Neither the Plan nor any action taken thereunder shall be construed as giving to a member the right to be retained in the employ of the Bank or as affecting the right of the Bank to dismiss any member from its employ.
8.03 The Bank shall withhold or cause to be withheld from all benefits payable under the Plan all federal, state, local or other taxes required by applicable law to be withheld with respect to such payments.
8.04 No right or interest of a member under the Plan may be assigned, sold, encumbered, transferred or otherwise disposed of and any attempted disposition of such right or interest shall be null and void.
8.05 If the Committee shall find that any person to whom any amount is or was payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment, or any part thereof, due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative), may, if the Committee is so inclined, be paid to such person’s spouse, child or other relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be in complete discharge of the liability of the Plan and the Bank therefor.
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8.06 To the extent that any person acquires a right to receive payments from the Bank under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Bank.
8.07 All elections, designations, requests, notices, instructions, and other communications from a member, beneficiary or other person to the Committee required or permitted under the Plan shall be in such form as is prescribed from time to time by the Committee and shall be mailed by first- class mail or delivered to such location as shall be specified by the Committee and shall be deemed to have been given and delivered only upon actual receipt thereof at such location.
8.08 The benefits payable under the Plan shall be in addition to all other benefits provided for employees of the Bank and shall not be deemed salary or other compensation by the Bank for the purpose of computing benefits to which he may be entitled under any other plan or arrangement of the Bank.
8.09 No Committee member shall be personally liable by reason of any instrument executed by him or on his behalf, or action taken by him, in his capacity as a Committee member nor for any mistake of judgment made in good faith. The Bank shall indemnify and hold harmless the Fund and each Committee member and each employee, officer or director of the Bank or the Fund, to whom any duty, power, function or action in respect of the Plan may be delegated or assigned, or from whom any information is requested for Plan purposes, against any cost or expense (including fees of legal counsel) and liability (including any sum paid in settlement of a claim or legal action with the approval of the Bank) arising out of anything done or omitted to be done in connection with the Plan, unless arising out of such person’s fraud or bad faith.
8.10 As used in the Plan, the masculine gender shall be deemed to refer to the feminine, and the singular person shall be deemed to refer to the plural, wherever appropriate.
8.11 The captions preceding the sections of the Plan have been inserted solely as a matter of convenience and shall not in any manner define or limit the scope or intent of any provisions of the Plan.
8.12 The Plan shall be construed according to the laws of the State of New York in effect from time to time.
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This Benefit Equalization Plan has been duly adopted this 18th, day of June, 1987, to be effective as of 1st day of January, 1988.

The Federal Home Loan Bank of New York
By:	/s/ Brian Dittenhafer
President
Attest:

/s/ Leslie Bogen Secretary
(Seal)
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AMENDMENT NO. 1
TO THE FEDERAL HOME LOAN BANK OF NEW YORK
BENEFIT EQUALIZATION PLAN
The Federal Home Loan Bank of New York Benefit Equalization Plan (the “Plan”), as adopted by the Federal Home Loan Bank of New York (the “Bank”) as of June 18, 1987, to be effective as of January 1, 1988, is hereby amended effective January 1, 1995 in the following respects:
1. The section titled “Introduction” that immediately precedes Article 1 of the Plan is amended and restated to read in its entirety as follows:
INTRODUCTION
The purpose of this Benefit Equalization Plan is to provide to certain employees of the Bank the benefits which would have been payable under the Comprehensive Retirement Program of the Financial Institutions Retirement Fund, and benefits equivalent to the matching contributions, regular account contributions (after-tax) and 401(k) account contributions (pre-tax) which would have been available under the Financial Institutions Thrift Plan, but for the limitations placed on benefits and contributions for such employees by Sections 401(a)(17), 401(k)(3)(A)(ii), 401(m), 402(g) and 415 of the Internal Revenue Code of 1986.
The Plan is unfunded and all benefits payable under this Plan shall be paid solely out of the general assets of the Bank. No benefits under this Plan shall be payable by the Financial Institutions Retirement Fund or its assets or by the Financial Institutions Thrift Plan or its assets.
2. Section 1.07 is deleted, and all references in the Plan to the term “Fund” are changed to “Retirement Fund.”
3. Section 1.08 is redesignated as Section 1.07, and the reference therein to “1954” is changed to “1986.”
4. A new Section 1.08 is added which reads in its entirety as follows:
1.08 “IRC Limitations” mean the cap on compensation taken into account by a plan under IRC Section 401(a)(17), the limitations on 401(k) contributions necessary to meet the average deferral percentage (“ADP”) test under IRC Section 401(k)(3)(A)(ii), the limitations on employee and matching contributions necessary to meet the average contribution percentage (“ACP”) test under IRC Section 401(m), the dollar limitations on elective deferrals under IRC Section 402(g), and the overall limitations on contributions and benefits imposed on qualified plans by IRC Section 415, as such provisions may be amended from time to time, and any similar successor provisions of federal tax law.
5. Section 1.11 is deleted, and all references in the Plan to the term “Regulations” are changed to “Retirement Fund.”
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6. New Sections 1.11 and 1.12 are added which read in their entirety as follows:
1.11 “Retirement Fund” means the Comprehensive Retirement Program of the Financial Institutions Retirement Fund, a qualified and tax-exempt defined benefit pension plan and trust under Sections 401(a) and 501(a) of the IRC, and the governing Regulations thereof, as adopted by the Bank.
1.12 “Thrift Plan” means the Financial Institutions Thrift Plan, a qualified and tax-exempt defined contribution plan and trust under Sections 401(a) and 501(a) of the IRC, as adopted by the Bank.
7. Section 2.03 is redesignated as Section 2.04, and a new Section 2.03 is added which reads in its entirety as follows:
2.03 Each employee of the Bank who is included in the membership of the Thrift Plan shall become a member of the Plan on the earliest date on or after January 1, 1995 on which he is credited with an elective contribution addition or makeup contribution addition under Section 4.01 or 4.02 of the Plan.
8. A new Section 2.05 is added which reads in its entirety as follows:
2.05 Notwithstanding any other provision of this Plan to the contrary, the Committee, in its sole and absolute discretion, shall exclude from Plan participation any employee who is not one of a select group of management and highly compensated employees (within the meaning of Section 201(2) of the Employee Retirement Income Security Act of 1974, as amended).
9. The title of Article 3 is changed to “Amount and Payment of Pension Benefits.”
10. Clauses (i) and (ii) of Section 3.01 are amended and restated to read in their entirety as follows:
(i) is the annual pension benefit (as calculated by the Retirement Fund on the basis of the form of payment elected under it by the member) that would otherwise be payable to or on account of the member by the Retirement Fund if its provisions were administered without regard to the IRC Limitations and on the basis of salary unreduced by the amount of any elective contributions under Article IV of this Plan; and
(ii) is the annual pension benefit (as calculated by the Retirement Fund on the basis of the form of payment elected under it by the member) that is payable to or on account of the member by the Retirement Fund after giving effect to any reduction of such benefit required by the IRC Limitations and on the basis of salary reduced by the amount of any elective contributions under Article IV of this Plan.
11. A new Section 3.07 is added which reads in its entirety as follows:
3.07 Notwithstanding any other provision of this Plan, if on the date payment under the Plan would otherwise commence the lump sum settlement value of a member’s benefit determined by the Actuary does not exceed $3,500, then that member’s benefit shall automatically be paid in the form of a lump sum settlement.
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12. Articles 4, 5, 6, 7 and 8 are redesignated as Articles 5, 6, 7, 8 and 9, respectively, the Section numbers within each such redesignated Article are correspondingly changed (e.g., Section 4.01 becomes Section 5.01), any and all cross-references in the Plan to such revised Article and Section numbers are changed, as appropriate, and a new Article 4 is added which reads in its entirety as follows:
ARTICLE IV. AMOUNT AND PAYMENT OF THRIFT BENEFITS
4.01 For each calendar year after 1994, if the employee’s 401(k) account contributions and/or regular account contributions under the Thrift Plan for such year have reached the maximum permitted by the IRC Limitations as determined by the Committee, and if the employee’s compensation for that calendar year is expected to exceed the dollar limitation set forth in IRC Section 401(a)(17) (as indexed), and if the employee elects to reduce his compensation for the current calendar year by delivering a written election to the Committee, prior to the commencement of such calendar year, on such form as the Committee may designate, then such employee shall be credited with an elective contribution addition under this Plan equal to the renuation in his compensation made in accordance with such election; provided, however, that the sum of all such elective contribution additions for an employee with respect to any single calendar year shall not be greater than the excess of (i) over (ii), where
(i) is an amount equal to 15% of his compensation (as defined by the Thrift Plan if its provisions were administered without regard to the IRC Limitations); and
(ii) is an amount equal to his regular account and 401(k) account contributions actually made under the Thrift Plan for the calendar year after giving effect to any limitation or reduction on elective contributions required by the IRC Limitations.
If the reduction in an employee’s compensation under such election is determined to exceed the maximum allowable elective contribution additions for such year, the excess and any related earnings credited under Section 4.03 shall be paid to such employee within the first two and one-half months of the succeeding calendar year.
4.02 For each calendar year after 1994, if a portion of an employee’s regular account contribution or 401(k) account contribution to the Thrift Plan for the preceding year is returned to an employee after the end of such preceding year on account of the IRC Limitations, and if the employee’s compensation for that calendar year is expected to exceed the dollar limitation set forth in IRC Section 401(a)(17) (as indexed), and if the employee elects to reduce his compensation for the current year by an amount up to the sum of Thrift Plan contributions and related earnings returned to him for the preceding year by delivering a written election to the Committee prior to the commencement of such calendar year on such form as the Committee may designate, then such employee shall be credited with a makeup contribution addition under this Plan equal to the reduction in his compensation made in accordance with such election.
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4.03 For each elective contribution addition credited to an employee under Section 4.01, such employee shall also be credited with a matching contribution addition under this Plan equal to the matching contribution, if any, that would be credited under the Thrift Plan with respect to such amount if contributed to the Thrift Plan, determined as if the provisions of the Thrift Plan were administered without regard to the IRC Limitations and determined after taking into account the employee’s actual regular and 401(k) contributions to and actual matching contributions under the Thrift Plan. For each makeup contribution addition credited to an employee under Section 4.02, such employee shall also be credited with a matching contribution addition under this Plan equal to the matching contribution, if any, that was lost under the Thrift Plan with respect to the contributions returned for the preceding calendar year.
4.04 The Committee shall maintain a thrift benefit account on the books and records of the Bank for each employee who is a member by reason of amounts credited under Section 4.01 or 4.02. The elective contribution additions, makeup contribution additions and matching contribution additions of a member under Sections 4.01, 4.02 and 4.03 shall be credited to the member’s thrift benefit account as soon as practical after the date that the compensation reduced under Section 4.01 and/or 4.02 would otherwise have been paid to such member. In addition, the thrift benefit account of a member shall be credited from time to time with interest at a rate substantially equivalent to the net rate of return earned on the member’s account in the Thrift Plan, or at such other rate or rates or in such amount as may be determined by the Committee in its discretion.
4.05 The balance credited to a member’s thrift benefit account shall be paid to him in a lump sum payment as soon as reasonably practicable after his retirement or other termination of employment with the Bank.
4.06 If a member dies prior to receiving the balance credited to his thrift benefit account under Section 4.05 above, the balance in his thrift benefit account shall be paid to his Beneficiary in a lump sum payment as soon as reasonably practicable after his death.
13. Except as revised as specifically stated above, the terms and provisions of the Plan are hereby ratified and affirmed.
This Amendment No. 1 to the Plan has been duly adopted by the Bank this 22nd day of December, 1994, to be effective as of January 1, 1995.

FEDERAL HOME LOAN BANK OF NEW YORK
By:	/s/ Alfred A. DelliBovi
President
Attest:

/s/ Barbara Sperrazza Secretary
(Seal)
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4

AMENDMENT NO. 2 TO THE
FEDERAL HOME LOAN BANK
OF NEW YORK
BENEFIT EQUALIZATION PLAN
The Federal Home Loan Bank of New York Benefit Equalization Plan (the “Plan”), as adopted by the Federal Home Loan Bank of New York (the “Bank”) as of June 18, 1987, to be effective as of January 1, 1988, and as previously amended effective January 1, 1995 by Amendment No. 1 thereto, is hereby further amended effective January 1, 1996 in the following respects:
1. Section 3.01 is amended and restated in its entirety to read as follows:
3.01 The amount, if any, of the annual benefit payable to or on account of a member pursuant to the Plan shall equal (i) minus (ii) minus (iii), but not less than zero, as determined by the Committee, where:
(i) is the annual benefit (as calculated by the Fund on the basis of the form of payment elected under the Regulations by the member) that would otherwise be payable to or on account of the member by the Fund under the Regulations if the provisions of the Regulations were administered without regard to the limitations imposed by Section 401(a)(17) and 415 of the IRC; and
(ii) is the annual benefit (as calculated by the Fund on the basis of the form of payment elected under the Regulations by the member) that is payable to or on account of the member by the Fund under the Regulations after giving effect to any reduction of such benefit required by the limitations imposed by Sections 401(a)(17) and 415 of the IRC; and
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(iii) is the value of any applicable life insurance policy as described in Section 3.08.
For purposes of this Section 3.01, “annual benefit” includes any “Active service Death Benefit,” “Retirement Adjustment Payment,” “Annual Increment” and “Single Purchase Fixed Percentage Adjustment” which the Bank elected to provide its employees under the Regulations.
2. Section 3.03(a) is amended and restated in its entirety to read as follows:
3.03(a) A member may, with the consent of the Committee, elect in writing to have the annual benefit, if any, payable to or on account of a member under Section 3.02 above, converted by the Actuary to any optional form of payment then permitted under the Regulations, except that no benefits under the Plan may be paid in the form of a lump sum settlement unless the member irrevocably elects the lump sum option in writing no later than December 31 of the calendar year immediately preceding the calendar year in which the member’s benefit becomes distributable. The Actuary shall utilize for the purpose of that conversion the same actuarial factors and assumptions then used by the Fund to determine actuarial equivalence under the Regulations.
3. A new Section 3.08 is added which reads in its entirety as follows:
3.08 The amount referred to in clause (iii) of Section 3.01 is the annual benefit that is the actuarial equivalent of the annuity that would be purchasable by the cash surrender value of the policy in excess of the cumulative net premiums (total premiums less (a) term insurance costs charged to the member and (b) key person term insurance costs) paid by the Bank. All determinations under this Section 3.08 shall be made by the Actuary as of the date benefits are to be paid or commenced utilizing the same actuarial factors and assumptions then used by the Fund to determine actuarial equivalence under the Regulations.
4. Except as revised as specifically stated above, the terms and provisions of the Plan are hereby ratified and affirmed.
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This Amendment No. 2 to the Plan has been duly adopted by the Bank this 21st day of December, 1995, to be effective as of January 1, 1996.

THE FEDERAL HOME LOAN BANK OF NEW YORK
By:	/s/ Alfred A. DelliBovi
President
Attest:

/s/ Barbara Sperrazza Secretary
(Seal)
Thursday, June 19, 2003.max

AMENDMENT NO. 3 TO THE
FEDERAL HOME LOAN BANK
OF NEW YORK
BENEFIT EQUALIZATION PLAN
The Federal Home Loan Bank of New York Benefit Equalization Plan (the “Plan”), as adopted by the Federal Home Loan Bank of New York (the “Bank”) as of June 18, 1987, to be effective as of January 1, 1988, and as previously amended effective January 1, 1995 by Amendment No. 1 thereto, and effective January 1, 1996 by Amendment No. 2 thereto in the following respects:
1. Section 3.08 is amended to read in its entirety as follows:
3.08 The life insurance policies referred to in clause (iii) of Section 3.01 are any policies subject to a Split Dollar Agreement between the Bank and the member. The amount referred to in clause (iii) of Section 3.01 is the annual benefit that is the actuarial equivalent of the annuity that would be purchasable by the portion of the cash value of any such policy allocable to the member under the applicable Split Dollar Agreement. All determinations under this Section 3.08 shall be made by the Actuary as of the date benefits are to be paid or commenced utilizing the same actuarial factors and assumptions then used by the Fund to determine actuarial equivalence under the Regulations.
2. Section 3.05 is amended by adding the following at the end thereof:
; provided, however, that in calculating such death benefit, the offset described in clause (iii) of Section 3.01 shall be disregarded and instead such lump sum death benefit shall instead be offset by the death benefits payable in respect of such member under all such applicable life insurance policies.
3. Except as revised as specifically stated above, the terms and provisions of the Plan are hereby ratified and affirmed.
This Amendment No. 3 to the Plan has been duly adopted by the Bank this 17th day of November, 1998, to be effective as of December 21, 1995.

FEDERAL HOME LOAN BANK OF NEW YORK
By:	/s/ Alfred A. DelliBovi
President
Attest:

/s/ Barbara Sperrazza Secretary
(Seal)
Thursday, June 19, 2003.max

AMENDMENT NO. 4 TO THE
FEDERAL HOME LOAN BANK
OF NEW YORK
BENEFIT EQUALIZATION PLAN
The Federal Home Loan Bank of New York Benefit Equalization Plan (the “Plan”), as adopted by the Federal Home Loan Bank of New York (the “Bank”) as of June 18, 1987, to be effective as of January 1, 1988, and as previously amended by Amendment No. 1, Amendment No. 2 and Amendment No. 3 thereto, is hereby amended effective October 19, 2000 in the following respects:
1. Section 4.01 is amended by deleting the reference in clause (i) thereof to “15%” and substituting in lieu thereof a reference to “19%.”
2. Except as revised as specifically stated above, the terms and provisions of the Plan are hereby ratified and affirmed.
This Amendment No. 4 to the Plan has been duly adopted by the Bank this 19th day of October, 2000, to be effective as of [October 19, 2000].

FEDERAL HOME LOAN BANK OF NEW YORK
By:	/s/ Alfred A. DelliBovi
President
Attest:

/s/ Barbara Sperrazza Corporate Secretary
(Seal)
Thursday, June 19, 2003.max

AMENDMENT NO. 5 TO THE
FEDERAL HOME LOAN BANK
OF NEW YORK
BENEFIT EQUALIZATION PLAN
The Federal Home Loan Bank of New York Benefit Equalization Plan (the “Plan”), as adopted by the Federal Home Loan Bank of New York (the “Bank”) as of June 18, 1987, to be effective as of January 1, 1988, and as previously amended by Amendment No. 1, Amendment No. 2, Amendment No. 3 and Amendment No. 4 thereto, is hereby amended effective January 1, 2002 in the following respect:
1. Subparagraph (ii) of the first paragraph of Section 4.01 is amended to read as follows:
(ii)
is an amount equal to his regular account, 401(k) account and additional elective deferral (as defined in IRC Section 414(v)) contributions actually made under the Thrift Plan for the calendar year after giving effect to any limitation or reduction on elective contributions required by the IRC Limitations.

2. Except as revised as specifically stated above, the terms and provisions of the Plan are hereby ratified and confirmed.
This Amendment No. 5 to the Plan has been duly adopted by the Bank this 21st day of March 2002, to be effective as of January 1, 2002.

FEDERAL HOME LOAN BANK OF NEW YORK
By:	/s/ Alfred A. DelliBovi
President
Attest:

/s/ Barbara Sperrazza Corporate Secretary
Thursday, June 19, 2003.max

AMENDMENT NO. 6 TO THE
FEDERAL HOME LOAN BANK
OF NEW YORK
BENEFIT EQUALIZATION PLAN
The Federal Home Loan Bank of New York Benefit Equalization Plan (the “Plan”), as adopted by the Federal Home Loan Bank of New York (the “Bank”) as of June 18, 1987, to be effective as of January 1, 1988, and as previously amended by Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4 and Amendment No. 5 thereto, is hereby amended effective January 1, 2003 in the following respect:
1. Section 3.01 is amended to read as follows:
3.01 The amount, if any, of the annual benefit payable to or on account of a Member pursuant to the Plan shall equal (i) minus (ii), but not less than zero, as determined by the Committee, where:
(i) is the annual benefit (as calculated by the Retirement Fund on the basis of the form of payment elected under the Retirement Fund by the Member) that would otherwise be payable to or on account of the Member by the Retirement Fund under the Retirement Fund if the provisions of the Retirement Fund were administered without regard to the limitations imposed by Section 401(a)(17) and 415 of the IRC; and
(ii) is the annual benefit (as calculated by the Retirement Fund on the basis of the form of payment elected under the Retirement Fund by the Member) that is payable to or on account of the Member by the Retirement Fund under the Retirement Fund after giving effect to any reduction of such benefit required by the limitations imposed by Sections 401(a)(17) and 415 of the IRC;
For purposes of this Section 3.01, “annual benefit” includes any “Active Service Death Benefit,” “Retirement Adjustment Payment,” “Annual Increment” and “Single Purchase Fixed Percentage Adjustment” which the Bank elected to provide its employees under the Retirement Fund.
2. Section 3.05 is amended to read as follows:
3.05 If a Member to whom an annual benefit is payable under the Plan dies before commencement of the payment of his or her benefit, the death benefit payable under Section 3.02 shall be payable to the Member’s beneficiary as if the payment of the Member’s benefit had commenced on the first day of the month in which his or her death occurred; provided, however, that in calculating such death benefit, such lump sum death benefit shall be offset by the death benefits payable in respect of such Member under any and all life insurance policies maintained by the Bank at its sole cost and expense on behalf of the Member.
3. Section 3.08 is deleted in its entirety.
4. Except as revised as specifically stated above, the terms and provisions of the Plan are hereby ratified and confirmed.
Monday, August 04, 2003.max

This Amendment No. 6 to the Plan has been duly adopted by the Bank this       day of December, 2002, to be effective as of January 1, 2003.

FEDERAL HOME LOAN BANK OF NEW YORK
By:	/s/ Alfred A. DelliBovi
President
Attest:

/s/ Barbara Sperrazza Corporate Secretary
Monday, August 04, 2003.max

AMENDMENT NO. 7 TO THE
FEDERAL HOME LOAN BANK
OF NEW YORK
BENEFIT EQUALIZATION PLAN
The Federal Home Loan Bank of New York Benefit Equalization Plan (the “Plan”), as adopted by the Federal Home Loan Bank of New York (the “Bank”) as of June 18, 1987, to be effective as of January 1, 1988, and as previously amended by Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5 and Amendment No. 6 thereto, is hereby amended, effective October 16, 2003, in the following respects:
1.	Section 1.02 is amended to read as follows:
1.02 “Bank” means the Federal Home Loan Bank of New York and each subsidiary or affiliated company thereof which participates in the Plan.
2.	Section 2.05 is amended to read as follows:
2.05 Notwithstanding any other provision of this Plan to the contrary, the Committee, in its sole and absolute discretion, shall exclude from Plan participation any employee who is not one of a select group of management and highly compensated employees (within the meaning of those terms as used in Section 201(2) of the Employee Retirement Income Security Act of 1974, as amended).
3.
Articles 1 through 6, inclusive, Section 7.05, Article 8 and Sections 9.01, 9.02, 9.04 and 9.07 are amended by changing the words “member,” “member’s” and “members” to “Member,” “Member’s” and “Members,” respectively, wherever the same appear therein.

4.
Article IV is redesignated Article 4, and Article 4, as so redesignated, is amended by changing “employee,” “employee’s” and “an employee” to “Member,” “Member’s” and “a Member,” respectively, wherever the same appear therein.

5.	Except as revised as specifically stated above, the terms and provisions of the Plan are hereby ratified and confirmed.

This Amendment No. 7 to the Plan has been duly adopted by the Bank this 16th day of October, 2003, to be effective as of October 16, 2003.

FEDERAL HOME LOAN BANK OF NEW YORK
By:	/s/ Alfred A. DelliBovi
President
Attest:

/s/ Barbara Sperrazza Corporate Secretary

AMENDMENT NO. 8 TO THE
FEDERAL HOME LOAN BANK
OF NEW YORK
BENEFIT EQUALIZATION PLAN
The Federal Home Loan Bank of New York Benefit Equalization Plan (the “Plan”), as adopted by the Federal Home Loan Bank of New York (the “Bank”) as of June 18, 1987, to be effective as of January 1, 1988, and as previously amended by Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5, Amendment No. 6 and Amendment No. 7 thereto, is hereby amended, effective on and as of the date of adoption hereof, in the following respect:
Article 4 of the Plan is amended by inserting the following as Section 4.07 thereof:
Section 4.07 A Member who shall have been credited with an elective contribution addition under Section 4.01 of the Plan shall be entitled to elect to have the balance credited to the Member’s Thrift Benefit Account paid to him in such other form, or at such date or dates, other than a lump sum payment payable as soon as reasonably practicable after his retirement or other termination of employment with the Bank as provided in Section 4.05 of the Plan; provided, that such election shall be made in writing delivered to the Bank on or before December 31, 2007, and shall be effective only with respect to amounts payable under the provisions of Section 4.05 of the Plan on or after January 1, 2008, and not prior thereto.
This Amendment No. 8 to the Plan has been duly adopted by the Bank this 18th day of October, 2007, to be effective on and as of the date of adoption hereof.

FEDERAL HOME LOAN BANK OF NEW YORK
By:	/s/ Alfred A. DelliBovi
President
Attest:

/s/ Barbara Sperrazza Corporate Secretary

AMENDMENT NO. 9 TO THE
FEDERAL HOME LOAN BANK
OF NEW YORK
BENEFIT EQUALIZATION PLAN
The Federal Home Loan Bank of New York Benefit Equalization Plan (the “Plan”), as adopted by the Federal Home Loan Bank of New York (the “Bank”) as of June 18, 1987, to be effective as of January 1, 1988, and as previously amended by Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5, Amendment No. 6, Amendment No. 7 and Amendment No. 8 thereto, is hereby amended, effective January 1, 2008, in the following respects:
1. Section 1.05 is amended to read as follows:
1.05 “Committee” means the Benefit Equalization Plan Committee appointed by the Board of Directors pursuant to Section 7.01 to administer the Plan.
2. Section 1.06 is deleted, and Sections 1.07, 1.08, 1.09 and 1.10 are hereby redesignated as Sections 1.06, 1.07, 1.08 and 1.09, respectively.
3. Section 1.10 is adopted as follows:
1.10 “Retirement” means and refers to the Separation from Service of a Member under circumstances entitling the Member to a benefit from and under the terms of the Retirement Fund.
4. Sections 1.11 and 1.12 are amended to read as follows:
1.11 “Retirement Fund” means the Pentegra Defined Benefit Plan for Financial Institutions, a qualified and tax-exempt defined benefit pension plan and trust under IRC Sections 401(a) and 501(a), and the governing Retirement Fund thereof, as adopted by the Bank.
1.12 “Retirement Plan Component” means and refers to the provisions of Article 3, which is and shall be deemed to be a separate plan within the Federal Home Loan Bank of New York Benefit Equalization Plan.
5. Sections 1.13, 1.14 and 1.15 are adopted as follows:
1.13 “Separation from Service “ has the meaning set forth in Section 1.409A-1(h) of the Regulations promulgated under IRC Section 409A.
1.14 “Thrift Plan Component” means and refers to the provisions of Article 4, which is and shall be deemed to be a separate plan within the Federal Home Loan Bank of New York Benefit Equalization Plan.

1.15 “Thrift Plan” means the Pentegra Defined Contribution Plan for Financial Institutions, a qualified and tax exempt defined contribution plan and trust under IRC Sections 401 (a) and 501 (a), as adopted by the Bank.
6. Article 2 is amended to read as follows:
Article 2. Membership
2.01 Each employee of the Bank who is included in the membership of the Retirement Fund shall become a Member of the Plan and of the Retirement Plan Component of the Plan on the later of (i) the date on which the Committee shall determine, in its sole and absolute discretion, that he or she is entitled to membership in the Plan and (ii) the earliest date on which a benefit under the Retirement Fund is limited by IRC Section 401(a)(17) or 415. If, on the date that payment of a Member’s benefit from the Retirement Fund commences, the Member is not entitled to receive a benefit under Article 3.01 of the Plan, his membership in the Retirement Component of the Plan shall terminate on such date.
2.02 Each employee of the Bank who is included in the membership of the Thrift Plan shall become a Member of the Plan and of the Thrift Plan Component of the Plan on the later of (i) the date on which the Committee shall determine, in its sole and absolute discretion, that he or she is entitled to membership in the Plan and (ii) the earliest date on which he or she is credited with an elective contribution addition or makeup contribution addition under Section 4.01 or 4.02 of the Plan.
2.03 Notwithstanding any other provision of this Plan to the contrary, the Committee, in its sole and absolute discretion, shall exclude from membership and participation in the Plan any employee who is not one of a select group of management and highly compensated employees, or who does not meet such criteria and requirements for membership in the Plan as the Committee shall fix and determine.
7. Article 3 is amended to read as follows:
Article 3. Amount and Payment of Pension Benefits
3.01 The amount, if any, of the annual benefit payable to or on account of a Member pursuant to the Retirement Plan Component of the Plan shall equal (i) minus (ii), but not less than zero, as determined by the Committee, where:
(i) is the annual benefit (as calculated by the Retirement Fund on the basis of the form of payment elected under the Retirement Fund by the Member) that would otherwise be payable to or on account of the Member by the Retirement Fund under the Retirement Fund if the provisions of the Retirement Fund were administered without regard to the limitations imposed by Sections 401 (a)(17) and 415 of the IRC; and

2

(ii) is the annual benefit (as calculated by the Retirement Fund on the basis of the form of payment elected under the Retirement Fund by the Member) that is payable to or on account of the Member by the Retirement Fund under the Retirement Fund after giving effect to any reduction of such benefit required by the limitations imposed by Sections 401 (a)(17) and 415 of the IRC.
For purposes of this Section 3.01, “annual benefit” includes any “Active Service Death Benefit,” “Retirement Adjustment Payment,” “Annual Increment” and “Single Purchase Fixed Percentage Adjustment” which the Bank has elected to provide its employees under the Retirement Fund and shall be in the form of a life annuity within the meaning of Section 1.409A-2(b)(2)(ii) of the Regulations promulgated under IRC Section 409A.
3.02 Unless the Member elects an optional form of payment under this Article 3 pursuant to Section 3.03 of the Plan, the annual benefit, if any, payable to or on account of a Member under Section 3.01 of the Plan shall be converted by the Actuary and shall be payable to or on account of the Member in the “Regular Form” of payment, utilizing for that purpose the same actuarial factors and assumptions then used by the Retirement Fund to determine actuarial equivalence under the Retirement Fund. For purposes of the Plan, the “Regular Form” of payment means an annual benefit payable for the Member’s lifetime and the death benefit described in Section 3.04 of the Plan.
3.03 (a) A Member may, with the prior written consent of the Committee, elect in writing to have the annual benefit, if any, payable to or on account of a Member under Section 3.02 of the Plan converted by the Actuary to any optional form of payment then permitted under the Retirement Fund that is a life annuity within the meaning of Section 1.409A-2(b)(2)(ii) of the Regulations promulgated under IRC Section 409A other than the “Regular Form” of payment. The Actuary shall utilize for the purpose of that conversion the same actuarial factors and assumptions then used by the Retirement Fund to determine actuarial equivalence under the Retirement Fund.
(b) If a Member who had elected an optional form of payment under this Section 3.03 dies after the date his benefit payments under the Plan had commenced, the only death benefit, if any, payable under the Plan in respect of said Member shall be the amount, if any, payable under the optional form of payment which the Member had elected under the Plan. If a Member who had elected an optional form of payment under this Section 3.03 dies before the date his benefit payments under the Plan commence, his election of an optional form of benefit shall be inoperative.
(c) An election of an optional form of payment under this Section 3.03 may be made only on a form prescribed by the Committee and filed by the Member with the Committee prior to the commencement of payment of his benefit under Section 5.02 of the Plan.

3

3.04 Upon the death of a Member who had not elected an optional form of payment under Section 3.03 of the Plan, a death benefit shall be paid to the Member’s beneficiary in a lump sum equal to the excess, if any, of (i) over (ii), where:
(i) is an amount equal to twelve (12) times the annual benefit, if any, payable under Section 3.02 of the Plan; and
(ii) is the sum of the benefit payments, if any, which the Member had received under this Article 3.
3.05 If a Member to whom an annual benefit is payable under this Article 3 dies before commencement of the payment of his benefit, the death benefit payable under Section 3.02 of the Plan shall be payable to the Member’s beneficiary as if the payment of the Member’s benefit had commenced on the first day of the month in which his death occurred.
3.06 If a Member is restored to employment with the Bank after payment of his benefit under this Article 3 has commenced, all payments under the Plan shall thereupon be discontinued. Upon the Member’s subsequent Separation from Service with the Bank, his benefit under the Plan shall be recomputed in accordance with Sections 3.01 and 3.02 of the Plan, but shall be reduced by the equivalent value of the amount of any benefit paid by the Plan in respect of his previous Separation from Service, and such reduced benefit shall be paid to such Member in accordance with the provisions of the Plan. For purposes of this Section 3.06, the equivalent value of the benefit paid in respect of a Member’s previous retirement or termination of employment shall be determined by the Actuary utilizing for that purpose the same actuarial factors and assumptions then used by the Retirement Fund to determine actuarial equivalence under the Retirement Fund.
3.07 The annual benefit, if any, payable to or on account of a Member under this Article 3 shall commence to be paid no earlier than (i) the Member’s Separation from Service, (ii) the date the Member becomes disabled, within the meaning of IRC Section 409A(a)(2)(c), or (iii) the Member’s death, and the time or schedule of payments shall not be accelerated except as provided in Regulations promulgated pursuant to IRC Section 409A, nor shall any payment of benefits be deferred to a date other than the date fixed for such payment. Such annual benefit shall be paid in monthly installments commencing on the first day of the month next following the Member’s Separation from Service constituting the Member’s Retirement under the Retirement Fund, except that no benefits shall be paid prior to the date such annual benefit can be definitely determined by the Committee.

4

8. Article 4 is amended to read as follows:
Article 4. Amount and Payment of Thrift Benefits
4.01 For each calendar year after 2007, if the Member’s 401(k) account contributions and/or regular account contributions under the Thrift Plan for such year have reached the maximum permitted by the IRC Limitations as determined by the Committee, and if the Member’s compensation for that calendar year is expected to exceed the dollar limitation set forth in IRC Section 401(a)(17) (as indexed), and if the Member elects to reduce his compensation for such calendar year by delivering to the Committee, prior to the commencement of such calendar year, a written election on such form as the Committee may designate, which election shall become irrevocable on the last day of the calendar year preceding such calendar year, then such Member shall be credited with an elective contribution addition under this Plan equal to the reduction in his compensation made in accordance with such election; provided, however, that the sum of all such elective contribution additions for a Member with respect to any single calendar year shall not be greater than the excess of (i) over (ii), where
(i) is an amount equal to 19% of his compensation (as defined by the Thrift Plan if its provisions were administered without regard to the IRC Limitations); and
(ii) is an amount equal to his regular account, 401(k) account and additional elective deferral (as defined in IRC Section 414(v)) contributions actually made under the Thrift Plan for the calendar year after giving effect to any limitation or reduction on elective contributions required by the IRC Limitations.
If the reduction in a Member’s compensation under such election is determined to exceed the maximum allowable elective contribution additions for such calendar year, such excess and any related earnings credited under Section 4.03 of the Plan shall be paid to such Member within the first two and one half months of the succeeding calendar year.
4.02 For each calendar year after 2007, if a portion of an Member’s regular account contribution or 401(k) account contribution to the Thrift Plan for the preceding calendar year is returned to a Member after the end of such preceding calendar year on account of the IRC Limitations, and if the Member’s compensation for such calendar year is expected to exceed the dollar limitation set forth in IRC Section 401(a)(17) (as indexed), and if the Member elects to reduce his compensation for such calendar year by an amount up to the sum of Thrift Plan contributions and related earnings returned to him for the preceding year by delivering a written election to the Committee prior to the commencement of such calendar year on such form as the Committee may designate, then such Member shall be credited with a makeup contribution addition under this Article 4 equal to the reduction in his compensation made in accordance with such election.
4.03 For each elective contribution addition credited to a Member under Section 4.01 of the Plan, such Member shall also be credited with a matching contribution addition under this Article 4 equal to the matching contribution, if any, that would be credited under the Thrift Plan with respect to such amount if contributed to the Thrift Plan, determined as if the provisions of the Thrift Plan were administered without regard to the IRC Limitations and determined after taking into account the Member’s actual regular and 401(k) contributions to and actual matching contributions under the Thrift Plan. For each makeup contribution addition credited to a Member under Section 4.02, of the Plan such Member shall also be credited with a matching contribution addition under this Article 4 equal to the matching contribution, if any, that was lost under the Thrift Plan with respect to the contributions returned for the preceding calendar year.

5

4.04 The Committee shall maintain a thrift benefit account on the books and records of the Bank for each Member who is a Member by reason of amounts credited under Section 4.01 or 4.02 of the Plan. The elective contribution additions, makeup contribution additions and matching contribution additions of a Member under Sections 4.01, 4.02 and 4.03 of the Plan shall be credited to the Member’s thrift benefit account as soon as practicable after the date that the compensation reduced under Section 4.01 and/or 4.02 of the Plan would otherwise have been paid to such Member. In addition, the thrift benefit account of a Member shall be credited from time to time with interest at a rate substantially equivalent to the net rate of return earned on the Member’s account in the Thrift Plan, or at such other rate or rates or in such amount as may be determined by the Committee in its sole and absolute discretion.
4.05 The balance credited to a Member’s thrift benefit account shall be paid to him in a lump sum payment as soon as reasonably practicable after his Separation from Service with the Bank, or at such other date or dates and in such other form as the Member shall have elected in writing to the Bank on or before December 31, 2007, or, in the case of a Member who shall first elect to reduce his compensation pursuant to Section 4.01 of the Plan subsequent to December 31, 2007, at the time the Member first so elects to reduce his compensation, subject to the provisions of Section 4.07 of the Plan.
4.06 If a Member dies prior to receiving the balance credited to his thrift benefit account under Section 4.05 of the Plan, the balance in his thrift benefit account at the time of the Member’s death shall be paid to his Beneficiary in a lump sum payment as soon as reasonably practicable after his death.
4.07 A Member (or the beneficiary of a Member) who shall have been credited with an elective contribution addition under Section 4.01 of the Plan shall be deemed entitled to a benefit under this Article 4 at such time as the Member (or his beneficiary) shall be determined to be due to a benefit payable by the Thrift Plan; provided, that the benefit under this Article 4 shall be paid at the time or times and in the form in which such benefit is payable pursuant to Section 4.05 of the Plan and shall commence to be paid no earlier than (i) the Member’s Separation from Service, (ii) the date the Member becomes disabled, within the meaning of IRC Section 409A(a)(2)(c), or (iii) the Member’s death, and the time or schedule of payments provided in Section 4.05 of the Plan shall not be accelerated except as provided in Regulations promulgated pursuant to IRC Section 409A, nor shall any payment of benefits be deferred to a date other than the date fixed for such payment.

6

9. Article 5 is amended to read as follows:
Article 5. Source and Method of Payments
All payments of benefits under the Plan, whether arising under Article 3 with respect to the Retirement Plan Component of the Plan or under Article 4 with respect to the Thrift Plan Component of the Plan, shall be paid from, and shall only be a general claim upon, the general assets of the Bank, notwithstanding that the Bank, in its discretion, may establish a bookkeeping reserve or a grantor trust (as such term is used in IRC Sections 611 through 677) to reflect or to aid it in meeting its obligations under the Plan with respect to any Member or prospective Member or beneficiary. No benefit whatever provided by the Plan shall be payable from the assets of the Retirement Fund or the Thrift Plan. No Member shall have any right, title or interest whatever in or to any investments which the Bank may make or any specific assets which the Bank may reserve to aid it in meeting its obligations under the Plan.
10. Section 7.01 is amended to read as follows:
7.01 The Board of Directors has delegated to the Benefit Equalization Plan Committee, subject to those powers which the Board has reserved as described in Article 8 of the Plan, general authority over and responsibility for the administration and interpretation of the Plan. The Committee shall have full power and authority to interpret and construe the Plan, and to make all determinations considered necessary or advisable for the administration of the Plan and any trust referred to in Article 5 of the Plan, and the calculation of the amount of benefits payable thereunder, and to review claims for benefits under the Plan. The Committee’s interpretations and constructions of the Plan and its decisions or actions thereunder shall be binding and conclusive on all persons for all purposes.
11. Section 7.02 is amended by inserting “to” preceding the words “all accountants,” by changing “Section 3.01” to “Article 3” and by changing “limitations” to “limitation.”
This Amendment No. 9 to the Plan has been adopted by the Bank this 18th day of October, 2007, to be effective as of January 1, 2008.

FEDERAL HOME LOAN BANK OF NEW YORK
By:	/s/ Alfred A. DelliBovi
President
Attest:

/s/ Barbara Sperrazza Corporate Secretary

7

AMENDMENT NO. 10 TO THE
FEDERAL HOME LOAN BANK
OF NEW YORK
BENEFIT EQUALIZATION PLAN
The Federal Home Loan Bank of New York Benefit Equalization Plan (the “Plan”), as adopted by the Federal Home Loan Bank of New York (the “Bank”) as of June 18, 1987, to be effective as of January 1, 1988, and as previously amended by Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5, Amendment No. 6, Amendment No. 7, Amendment No. 8, and Amendment No. 9 thereto, is hereby amended, effective October 16, 2008, in the following respect:
Article 4 of the Plan is amended by inserting the following as Section 4.08 thereof:
4.08 A Member who shall have been credited with an elective contribution addition under Section 4.01 of the Plan shall be entitled to elect to have the balance credited to the Member’s Thrift Benefit Account paid to him in such other form, or at such date or dates, other than a lump sum payment payable as soon as reasonably practicable after his retirement or other termination of employment with the Bank as provided in Section 4.05 of the Plan; provided, that such election shall be made in writing delivered to the Bank or before December 31, 2008, and shall be effective only with respect to amounts payable under the provisions of Section 4.05 of the Plan on or after January 1, 2009, and not prior thereto.
This Amendment No. 10 to the Plan has been duly adopted by the Bank this 16th day of October, 2008, to be effective on and as of the date of adoption hereof.

FEDERAL HOME LOAN BANK OF NEW YORK
By:	/s/ Alfred A. DelliBovi
President
Attest:

/s/ Barbara Sperrazza Corporate Secretary

AMENDMENT NO. 11 TO THE
FEDERAL HOME LOAN BANK
OF NEW YORK
BENEFIT EQUALIZATION PLAN
The Federal Home Loan Bank of New York Benefit Equalization Plan (the “Plan”), as adopted by the Federal Home Loan Bank of New York (the “Bank”) as of June 18, 1987, to be effective as of January 1, 1988, and as previously amended by Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5, Amendment No. 6, Amendment No. 7, Amendment No. 8, Amendment No. 9, and Amendment No. 10 thereto, is hereby amended, effective January 1, 2009, in the following respects:
1.	Section 3.03(a) is amended by inserting following the words “the Regular Form of payment” the words “and that is actuarially equivalent to the “Regular Form” of payment.”
2.
The first sentence of Section 3.06 is amended to read as follows: “If a Member is restored to employment by the Bank after payment of his benefit under this Article 3 has commenced, all payments under this Article 3 shall, to the extent permitted by law, thereupon be discontinued.”

3.	Clause (ii) of Section 4.01 is amended to read as follows:

“(ii) is an amount equal to the maximum amount of regular account, 401(k) account and additional elective deferral (as defined in IRC Section 414(v)) contributions the Member could make under the Thrift Plan for the calendar year after giving effect to any limitation or reduction on elective contributions required by the IRC Limitations”.

4.	Section 4.05 is amended by changing “December 31, 2007,” wherever the same shall appear therein, to “December 31, 2008.”

5.	Section 4.08 is deleted.
6.
Article 5 is amended by inserting following the word “beneficiary” in the first sentence thereof a semicolon, followed by the words “provided, that no contributions to such a grantor trust shall be made by the Bank during any “restricted period,” as such term is defined in IRC Section 409A(b)(3)(B).”

This Amendment No. 11 to the Plan has been duly adopted by the Bank this 16th day of October, 2008, to be effective as of January 1, 2009.

FEDERAL HOME LOAN BANK OF NEW YORK
By:	/s/ Alfred A. DelliBovi
President
Attest:

/s/ Barbara Sperrazza Corporate Secretary

AMENDMENT NO. 12
TO THE
FEDERAL HOME LOAN BANK OF NEW YORK
BENEFIT EQUALIZATION PLAN
The Federal Home Loan Bank of New York Benefit Equalization Plan (the “Plan”), as adopted by the Federal Home Loan Bank of New York (the “Bank”) as of June 18, 1987, to be effective as of January 1, 1988, and as previously amended by Amendment No. 1 through No. 11 thereto, is hereby amended, effective November 10, 2009, in the following respect:
Article 8 of the Plan is amended by adding the following sentence to the end thereof:
Notwithstanding Section 4.05 of the Plan or anything else to the contrary contained herein, upon termination of the Thrift Plan Component of the Plan, the account balances under the Thrift Plan Component of the Plan shall be paid to each member, beneficiary or other person entitled to benefits in a lump sum on a date that is at least twelve months and one day from the date of such termination. The Thrift Plan Component of the Plan is terminated November 10, 2009 and all account balances under the Thrift Plan Component of the Plan shall be distributed in a lump sum payment on November 12, 2010 (a date that is at least one day after 12 months from November 10, 2009) in accordance with this amended Article 8 of the Plan and Section 409A of the Code.
This Amendment No. 12 to the Plan has been duly adopted by the Bank this 10th day of November, 2009.

Federal Home Loan Bank of New York
By:	/s/ Alfred A. DelliBovi
President

Attest:

/s/ Barbara Sperrazza
Corporate Secretary

AMENDMENT NO. 13
TO THE
FEDERAL HOME LOAN BANK OF NEW YORK
BENEFIT EQUALIZATION PLAN
The Federal Home Loan Bank of New York Benefit Equalization Plan (the Plan), as adopted by the Federal Home Loan Bank of New York (the Bank) as of June 18, 1987, to be effective as of January 1, 1988, and as previously amended by Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5, Amendment No. 6, Amendment No. 7, Amendment No. 8, Amendment No. 9, Amendment No. 10, Amendment No. 11 and Amendment No. 12 thereto, is hereby amended in the following respects:
1. Section 3.03(a) is amended by inserting, following the words “elect in writing,” the words “prior to the making of any annuity payment under this Article 3.”
2. Section 3.06 is deleted.
3. Section 3.07 is amended by inserting the following at the end thereof: “Nothing in this Plan shall be deemed to make the payment of benefits to a Member under this Article 3 dependent upon the commencement of the payment of benefits to the Member under the Retirement Fund.”
4. The fifth sentence of Section 7.05 is amended to read as follows: “Written notice of the decision on review shall be furnished to the claimant not later than 90 days following the Committee’s receipt of the request for review.”
This Amendment No. 13 to the Plan has been adopted by the Bank this 19th day of November, 2009.

FEDERAL HOME LOAN BANK OF NEW YORK
By:	/s/ Alfred A. DelliBovi
President

Attest:

/s/ Barbara Sperrazza
Corporate Secretary